Exhibit 99.1

FOR IMMEDIATE RELEASE

PRESS RELEASE

November 18, 2011

RIVER ROCK ENTERTAINMENT AUTHORITY LAUNCHES

EXCHANGE OFFER AND CONSENT SOLICITATION

FOR ITS 9 3/4% SENIOR NOTES DUE 2011

Geyserville, CA. November 18, 2011—River Rock Entertainment Authority (the “Authority”), the operator of the River Rock Casino in Sonoma County, California, announced today that it has commenced an offer to exchange (the “Offer”) any and all of the $200 million in aggregate principal amount outstanding of its 9 3/4% Senior Notes due 2011 (the “Existing Notes”) (CUSIP No. 768369AB6 and ISIN No. US768369AB61) for new 9% Senior Notes due 2018 (the “New Series A Notes”) or new 7½% tax-exempt Series B Senior Notes due 2018 (the “New Series B Notes” and, collectively with the New Series A Notes, the “New Notes”) or any combination thereof; provided that the Authority may not issue in excess of $100 million of New Series B Notes.

In conjunction with the Offer, the Authority is also soliciting consents (the “Consent Solicitation”) from the holders of the Existing Notes (the “Holders”) to certain proposed amendments to the indenture (and related collateral documents) governing the Existing Notes that would eliminate substantially all of the protective covenants and certain events of default contained therein, and a waiver of certain existing defaults or events of default under such indenture.

The Offer and Consent Solicitation is being made exclusively pursuant to, and upon the terms and subject to the conditions set forth in, the Offering Circular and Consent Solicitation Statement of the Authority, dated November 18, 2011 (the “Offering Circular”) and the related Letter of Transmittal and Consent, which are being furnished to Holders of Existing Notes.

The consummation of the Offer is conditioned upon the satisfaction or waiver of certain conditions set forth in the Offering Circular including, among other things, that at least 66 2/3% of the total outstanding principal amount of the Existing Notes are validly tendered for exchange and not withdrawn prior to the date on which the proposed amendments become effective (the “Withdrawal Deadline”).

The Offer and Consent Solicitation will expire at 12:00 midnight, New York City time, on December 19, 2011, unless extended or earlier terminated (the “Expiration Date”). The deadline to deliver a consent and be eligible to receive the consent premium is 12:00 midnight, New York City time, on December 5, 2011, unless extended (the “Consent Date”).

Holders may not tender their Existing Notes without delivering their consents pursuant to the Consent Solicitation and may not deliver consents without tendering their Existing Notes pursuant to the Offer.  The tendering of Existing Notes pursuant to the Offer will constitute the consent of such holder to the proposed amendments and waiver.

Tenders of Existing Notes may be validly withdrawn and the concurrent consents may be validly revoked at any time prior to the Withdrawal Deadline, but not thereafter unless the Offer and Consent Solicitation are terminated or the Authority is required by law to grant withdrawal and revocation rights. A valid withdrawal of tendered Existing Notes will constitute the concurrent valid revocation of such holder’s related consents, and a valid revocation of consents will constitute the concurrent valid withdrawal of such holder’s related tendered Existing Notes.

Tenders of Existing Notes and delivery of related consents may only be made pursuant to the Offering Circular and related Letter of Transmittal and Consent. The Offering Circular and Letter of Transmittal set forth the complete terms of the Offer and Consent Solicitation.

This press release is not an offer to exchange any Existing Notes, a solicitation of an offer to exchange any Existing Notes, a solicitation of consents with respect to the Existing Notes, an offer to sell any New Notes or the solicitation of an offer to buy any New Notes.

The New Notes are being offered pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) contained in Section 3(a)(9) of the Securities Act. The Authority has not filed and will not file a registration statement under the Securities Act with respect to the offer of New Notes pursuant to the Offer and Consent Solicitation .

Additional information concerning the terms of the Offer and Consent Solicitation and copies of the Offering Circular, may be obtained from D.F. King & Co., Inc., which is serving as information and exchange agent, at (212) 269-5550 (collect) or (800) 714-3313 (toll-free).

River Rock Entertainment Authority

We are a Tribal governmental instrumentality of the Dry Creek Rancheria Band of Pomo Indians, a federally recognized self-governing Indian tribe. The Tribe has approximately 1,000 enrolled members and 93-acres of trust land in Sonoma County, California.

Forward-Looking Statements

This press release contains certain “forward-looking statements”. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. These statements are based on management’s expectations, assumptions and projections about our business as of the time the statements are made. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results or events to differ materially from our past performance and our current expectations, assumptions and projections. Differences may result from actions taken by us as well as from risks and uncertainties beyond our control.

Factors that may cause the Authority’s actual results to differ materially from those expressed or implied by the forward-looking statements in this press release include but are not limited to those detailed from time to time in the Authority’s filings with the Securities and Exchange Commission (the “SEC”), including those factors contained in the section entitled “Risk Factors” in Exhibit 99.2 to our Form 8-K filed with the SEC on October 20, 2011, the section entitled “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 and the section entitled “Certain Considerations” set forth in the Offering Circular. All forward-looking statements in this press release are expressly qualified by information in the Authority’s filings with the SEC.  For example, factors that could cause actual results to vary from our expectations include, but are not limited to:

•                  our ability to consummate the Offer and Consent Solicitation;

•                  the continued willingness of our creditors to work with us towards completing our proposed restructuring or any other transaction that may be necessary to restructure our debt;

•                  our ability to generate cash flow from our casino;

•                  the ability of our casino to compete with established or future gaming operators, particularly in the Northern California gaming market;

•                  the dependence of our casino on a regional gaming market;

•                  our casino is in a single location and is not diversified;

•                  our ability to realize the benefits of our business and marketing strategy;

•                  our levels of debt and leverage and our ability to meet our debt service and other obligations;

•                  restrictive covenants in our debt instruments and their impact on our ability to operate our casino and pursue our gaming and other business strategies;

•                  the possibility that creditors who have a security interest in the slot machines and other property used in our casino could foreclose on that collateral, rendering us unable to operate our casino;

•                  potential environmental compliance issues and environmental liabilities;

•                  our ability to attract, train and retain qualified management and employees;

•                  actions that may be taken or omitted by third parties, including customers, suppliers, vendors, competitors and governmental authorities;

•                  changes in gaming laws or regulations;

•                  changes or developments in, or adverse interpretations of, laws, rules or regulations, including taxes, applicable to us or the Tribe;

•                  any proposal to renegotiate our gaming compact with the State of California (the “Compact”) or any renegotiation of gaming compacts by the Tribe’s gaming competitors that may have a negative impact on the competitive position of our casino;

•                  the loss of any license or permit or limitations placed on any such licenses or permits required for the operation of our casino or our expansion plans;

•                  the effects of actual or threatened terrorist attacks and their impact on domestic travel and spending on leisure activities;

•                  abnormal or severe weather, fires, or acts of God;

•                  increased energy prices; and

•                  general domestic or local economic, financial and other conditions, particularly an economic downturn or disruptions in the capital markets.

All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. These forward-looking statements reflect our expectations, stated or otherwise, only as of the date of this press release. Except as required by law, we do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results expressed or implied by these forward-looking statements will not be realized.

FOR ADDITIONAL INFORMATION

Contact:
Don Duffy
ICR, LLC
203-682-8215